                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          MFS Variable Insurance Trust
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

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

                        MFS(R) VARIABLE INSURANCE TRUST

                               MFS(R) BOND SERIES
                      MFS(R) CAPITAL OPPORTUNITIES SERIES
                         MFS(R) EMERGING GROWTH SERIES
                          MFS(R) GLOBAL EQUITY SERIES
                           MFS(R) HIGH INCOME SERIES
                      MFS(R) INVESTORS GROWTH STOCK SERIES
                         MFS(R) INVESTORS TRUST SERIES
                          MFS(R) MID CAP GROWTH SERIES
                           MFS(R) MONEY MARKET SERIES
                          MFS(R) NEW DISCOVERY SERIES
                             MFS(R) RESEARCH SERIES
                         MFS(R) STRATEGIC INCOME SERIES
                           MFS(R) TOTAL RETURN SERIES
                            MFS(R) UTILITIES SERIES
                              MFS(R) VALUE SERIES

               500 Boylston Street, Boston, Massachusetts 02116

                 Notice of a Special Meeting of Shareholders

                          To be held on March 23, 2005

A Special Meeting of Shareholders of each of the above referenced series (each, a "Series" and collectively, the "Series") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Wednesday, March 23, 2005, for the following purposes:

ITEM 1. To elect Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the MFS Variable Insurance Trust (the "Trust"), of which each of the above referenced Series is a series; and

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Series will hold a separate meeting. Shareholders of all Series will vote together as a single class with respect to Item 1.

     THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

Only a Series' shareholders of record on January 18, 2005 will be entitled to vote at that Series' Meeting of Shareholders.

                                  By order of the Board of Trustees
                                  JAMES R. BORDEWICK, JR.
                                  Assistant Secretary and Assistant Clerk
February 3, 2005

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY
VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR SERIES. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                        MFS(R) VARIABLE INSURANCE TRUST

                               MFS(R) BOND SERIES
                      MFS(R) CAPITAL OPPORTUNITIES SERIES
                         MFS(R) EMERGING GROWTH SERIES
                          MFS(R) GLOBAL EQUITY SERIES
                           MFS(R) HIGH INCOME SERIES
                      MFS(R) INVESTORS GROWTH STOCK SERIES
                         MFS(R) INVESTORS TRUST SERIES
                          MFS(R) MID CAP GROWTH SERIES
                           MFS(R) MONEY MARKET SERIES
                          MFS(R) NEW DISCOVERY SERIES
                             MFS(R) RESEARCH SERIES
                         MFS(R) STRATEGIC INCOME SERIES
                           MFS(R) TOTAL RETURN SERIES
                            MFS(R) UTILITIES SERIES
                              MFS(R) VALUE SERIES

                                Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Variable Insurance Trust (the "Trust"), of which each of the above referenced series (each, a "Series" and collectively, the "Series") is a series, to be used at the Meeting of Shareholders of each Series (each, a "Meeting") to be held at 9:30 a.m. on March 23, 2005 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at the Meeting. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about February 3, 2005. On January 18, 2005, the following number of shares were outstanding for each Series:

                                              # OF INITIAL         # OF SERVICE
                                                SHARES                SHARES
               TRUST                          OUTSTANDING           OUTSTANDING
--------------------------------------------------------------------------------
MFS Bond Series                                2,369,404.72          558,290.44
MFS Capital Opportunities Series              11,555.619.45        1,359,995.32
MFS Emerging Growth Series                    46,852,048.71        1,792,813.26
MFS Global Equity Series                       2,533,467.50                2.05
MFS High Income Series                        36,021,463.28        5,427,762.96
MFS Investors Growth Stock Series             22,810,477.03       28,100,081.34
MFS Investors Trust Series                    35,073,730.88        4,207,157.14
MFS Mid Cap Growth Series                     31,181,246.08        7,057,654.09
MFS Money Market Series                        2,939,821.71            N/A
MFS New Discovery Series                      25,705,682.81        26,080,235.94
MFS Research Series                           22,015,439.58          624,468.06
MFS Strategic Income Series                    2,976,691.30          412,796.98
MFS Total Return Series                      113,009,710.04       30,315,561.52
MFS Utilities Series                          17,651,759.41       11,413,466.34
MFS Value Series                               7,012,453.19        2,983,068.74

Shareholders of record at the close of business on January 18, 2005 will be entitled to one vote for each dollar of net asset value held on that date, and each fractional dollar amount will be entitled to a proportionate fractional vote. On that date, all shares of each Series were owned by separate accounts established by certain insurance companies to fund benefits under variable contracts issued by those insurance companies. Each such insurance company will solicit voting instructions with respect to shares held by the separate accounts from owners of and participants and payees under variable contracts having a voting interest in the separate accounts. All shares of each Series held by a separate account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received. The shareholders of all Series will vote together as a single class with respect to the election of the Trust's Trustees.

The mailing address of each Series is 500 Boylston Street, Boston, Massachusetts 02116. In addition to soliciting proxies by mail, the Trustees of the Trust and employees of Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser and administrator, may solicit proxies in person or by telephone.

A copy of each Series' most recent annual report and semi-annual report may be obtained without charge by contacting the insurance or annuity company through which you purchased your Series or by calling Investor Services by telephoning toll-free (800) 637-8730.

ITEM 1 -- ELECTION OF TRUSTEES
The Board of Trustees, which oversees each Series, provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and for providing a variety of other administrative services to each Series. The officers of each Series are responsible for its operations.

Effective March 22, 2005, the Board of Trustees has fixed the number of Trustees of the Trust at eleven. The Nomination and Compensation Committee of the Board of Trustees makes recommendations concerning the nominees for Trustees and consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your Series or of MFS. Those Trustees who are not "interested persons" of your Series or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. The Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and the Board of Trustees has nominated such individuals. The Board of Trustees recommends that you vote in favor of their election.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty, J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the Trust.

Dr. Cohn, Messrs. Gunning, Gutow, Hegarty, Ives, Perera and Sherratt and Ms. Lane currently are Trustees of the Trust. Messrs. Manning and Pozen and Ms. Thomsen currently are not Trustees of the Trust, although Messrs. Manning and Pozen previously served as Trustees of the Trust. Effective December 16, 2004, Messrs. Manning and Pozen and Ms. Thomsen were appointed by the Board as Advisory Trustees and nominated by the Board to be elected as Trustees by shareholders. As Advisory Trustees, they attend meetings (or portions thereof) of the Board or Committees of the Board at the invitation of the Trustees and provide such advice and consultation as the Trustees may reasonably request. Effective December 16, 2004, Michael Hegarty was appointed as a Trustee by the Board.

Independent Trustees recommended Mr. Hegarty and Ms. Thomsen for the position of Trustee, and MFS recommended Messrs. Manning and Pozen for the position of Trustee.

Each nominee has agreed to serve as a Trustee of the Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for the Trust. Under the terms of the Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years. The eleven nominees for election as Trustees at the Meetings who receive the greatest number of votes from shareholders of all the Series, voted as a single class, will be elected as Trustees of the Trust.

The following table presents certain information regarding the nominees and current Trustees of the Trust who are standing for reelection, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                                                             PRINCIPAL OCCUPATIONS
                              POSITION(s) HELD        LENGTH OF           DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH               WITH TRUST          SERVICE(1)             OTHER DIRECTORSHIPS(2)
--------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE NOMINEES
Robert J. Manning*            Advisory Trustee    Since December 2004       Massachusetts Financial
(born 10/20/63)               and President       (Advisory Trustee);       Services Company, Chief
                                                  Since February 2004       Executive Officer,
                                                  (President); February-    President, Chief Investment
                                                  December 2004 (Trustee)   Officer and Director
--------------------------------------------------------------------------------------------------------
Robert C. Pozen*              Advisory Trustee    Since December 2004       Massachusetts Financial
(born 08/08/46)                                   (Advisory Trustee);       Services Company, Chairman
                                                  February-December 2004    (since February 2004);
                                                  (Trustee)                 Harvard Law School
                                                                            (education), John Olin
                                                                            Visiting Professor (since
                                                                            July 2002); Secretary of
                                                                            Economic Affairs, The
                                                                            Commonwealth of Massachusetts
                                                                            (January 2002 to December
                                                                            2002); Fidelity Investments,
                                                                            Vice Chairman (June 2000 to
                                                                            December 2001); Fidelity
                                                                            Management & Research Company
                                                                            (investment adviser),
                                                                            President (March 1997 to July
                                                                            2001); The Bank of New York
                                                                            (financial services),
                                                                            Director; Bell Canada
                                                                            Enterprises
                                                                            (telecommunications),
                                                                            Director; Medtronic, Inc.
                                                                            (medical technology),
                                                                            Director; Telesat (satellite
                                                                            communications), Director
--------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEE NOMINEES
Lawrence H. Cohn,             Trustee             Since August 1993         Brigham and Women's
  M.D.                                                                      Hospital, Chief of Cardiac
(born 03/11/37)                                                             Surgery; Harvard Medical
                                                                            School, Professor of Surgery
--------------------------------------------------------------------------------------------------------
David H. Gunning              Trustee             Since January 2004        Cleveland-Cliffs Inc.
(born 05/30/42)                                                             (mining products and service
                                                                            provider), Vice Chairman/
                                                                            Director (since April 2001);
                                                                            Encinitos Ventures (private
                                                                            investment company),
                                                                            Principal (1997 to April
                                                                            2001); Lincoln Electric
                                                                            Holdings, Inc. (welding
                                                                            equipment manufacturer),
                                                                            Director
--------------------------------------------------------------------------------------------------------
William R. Gutow              Trustee             Since December 1993       Private investor and real
(born 09/27/41)                                                             estate consultant; Capitol
                                                                            Entertainment Management
                                                                            Company (video franchise),
                                                                            Vice Chairman
--------------------------------------------------------------------------------------------------------
Michael Hegarty               Trustee             Since December 2004       Retired; AXA Financial
(born 12/21/44)                                                             (financial services and
                                                                            insurance), Vice Chairman
                                                                            and Chief Operating Officer
                                                                            (until May 2001); The
                                                                            Equitable Life Assurance
                                                                            Society (insurance),
                                                                            President and Chief
                                                                            Operating Officer
                                                                            (until May 2001)
--------------------------------------------------------------------------------------------------------
J. Atwood Ives                Trustee and Chair   Since February 1992       Private investor; Eastern
(born 05/01/36)               of the Trustees                               Enterprises (born 05/01/36)
                                                                            (diversified services
                                                                            company), Chairman, Trustee
                                                                            and Chief Executive Officer
                                                                            (until November 2000)
--------------------------------------------------------------------------------------------------------
Amy B. Lane                   Trustee             Since January 2004        Retired; Merrill Lynch &
(born 02/08/53)                                                             Co., Inc., Managing
                                                                            Director, Investment Banking
                                                                            Group (1997 to February
                                                                            2001); Borders Group, Inc.
                                                                            (book and music retailer),
                                                                            Director; Federal Realty
                                                                            Investment Trust (real
                                                                            estate investment trust),
                                                                            Trustee
--------------------------------------------------------------------------------------------------------
Lawrence T. Perera            Trustee             Since July 1981           Hemenway & Barnes
(born 06/23/35)                                                             (attorneys), Partner
--------------------------------------------------------------------------------------------------------
J. Dale Sherratt              Trustee             Since August 1993         Insight Resources, Inc.
(born 09/23/38)                                                             (acquisition planning
                                                                            specialists), President;
                                                                            Wellfleet Investments
                                                                            (investor in health care
                                                                            companies), Managing General
                                                                            Partner; Cambridge
                                                                            Nutraceuticals (professional
                                                                            nutritional products), Chief
                                                                            Executive Officer (until May
                                                                            2001)
--------------------------------------------------------------------------------------------------------
Laurie J. Thomsen             Advisory Trustee    Since December 2004       Private investor; Prism
(born 08/05/57)                                                             Venture Partners (venture
                                                                            capital), Co-founder and
                                                                            General Partner (until June
                                                                            2004); St. Paul Travelers
                                                                            Companies (commercial
                                                                            property liability
                                                                            insurance), Director

----------
(1) Each current Trustee has served continuously since appointment. Messrs. Manning and Pozen, who are not currently Trustees of the Trust, served as Trustees from February to December 2004 and voluntarily resigned effective December 15, 2004, so that the composition of the Board would comply with the 1940 Act requirement that a certain minimum percentage of Trustees be elected by shareholders of the Series following the appointment by the Trustees of Mr. Hegarty as an
    Independent Trustee on December 16, 2004.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission ("SEC") (i.e., "public companies").
  * "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each current Trustee listed above serves as a board member of 97 funds within the MFS Family of Funds. The address of each Trustee and of each Advisory Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Series, including information about its investment adviser and administrator, Independent Registered Public Accounting Firm, executive officers, and the interests of certain persons appears under "Series Information" beginning on page 18.

REQUIRED VOTE. Shareholders of the Series will vote together as a single class on Item 1. Each nominee named in Item 1 must be elected by a plurality of the outstanding shares of the Trust voted at the Meetings in person or by proxy.

THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE SERIES VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST.

COMMITTEES
The Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Trust's Board has several standing committees, which are described below.

                            NUMBER OF
                            MEETINGS
                             IN LAST                                               CURRENT
NAME OF COMMITTEE          FISCAL YEAR             FUNCTIONS                      MEMBERS(1)
-------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                 7       Oversees the accounting and              Ives*, Lane* and
                                        auditing procedures of the Trust         Sherratt*
                                        and, among other things, considers
                                        the selection of the Independent
                                        Registered Public Accounting Firm
                                        for the Trust and the scope of the
                                        audit, and considers the effect on
                                        the independence of those
                                        accountants of any non-audit
                                        services such accountants provide to
                                        the Trust and any audit or non-
                                        audit services such accountants
                                        provide to other MFS Funds, MFS
                                        and/or certain affiliates. The
                                        Committee is also responsible for
                                        the periodic review and approval of
                                        the Trust's custodial, transfer
                                        agency and administrative service
                                        fee arrangements, as well as for
                                        establishing procedures for the
                                        receipt, retention and treatment of
                                        complaints received by the Trust
                                        regarding accounting, internal
                                        accounting controls, or auditing
                                        matters and the confidential,
                                        anonymous submission of concerns
                                        regarding questionable Trust
                                        accounting matters by officers of
                                        the Trust and employees of the
                                        Trust's investment adviser,
                                        administrator, principal underwriter
                                        or any other provider of
                                        accounting-related services to the
                                        Trust.
-------------------------------------------------------------------------------------------------------
COMPLIANCE AND                 12       Oversees the development and             Cohn*, Gunning*, Gutow*,
GOVERNMANCE COMMITTEE                   implementation of the Trust's            Hegarty*, Ives* (ex-
                                        regulatory and fiduciary compliance      officio member) and
                                        policies,  procedures and practices      Sherratt*
                                        under the 1940 Act and other
                                        applicable laws as well as oversight
                                        of compliance policies of the
                                        Trust's investment adviser and
                                        certain other service providers as
                                        they relate to Trust activities. The
                                        Trust's Independent Chief Compliance
                                        Officer reports directly to the
                                        Committee and assists the Committee
                                        in carrying out its
                                        responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on
                                        matters concerning Trustee practices
                                        and recommendations concerning the
                                        functions and duties of the
                                        committees of the Board.
-------------------------------------------------------------------------------------------------------
CONTRACTS REVIEW                2       Requests, reviews and considers the      All Independent Trustees
COMMITTEE                               information deemed reasonably            of the Board (Cohn,
                                        necessary to evaluate the terms of       Gunning, Gutow, Hegarty,
                                        the investment advisory and              Ives, Lane, Perera,
                                        principal underwriting agreements        Sherratt and Smith)
                                        and the Plan of Distribution under
                                        Rule 12b-1 that the Trust proposes
                                        to renew or continue, and to make
                                        its recommendations to the full
                                        Board of Trustees on these matters.
-------------------------------------------------------------------------------------------------------
NOMINATION AND                  1       Recommends qualified candidates to       All Independent Trustees
COMPENSATION COMMITTEE                  the Board in the event that a            of the Board (Cohn,
                                        position is vacated or created. The      Gunning, Gutow, Hegarty,
                                        Committee will consider                  Ives, Perera, Sherratt
                                        recommendations by shareholders          and Smith)
                                        when a vacancy exists. Shareholders
                                        wishing to recommend candidates for
                                        Trustee for consideration by the
                                        Committee may do so in writing to
                                        the Trust's Secretary at the
                                        principal executive office of the
                                        Trust. Such recommendations must be
                                        accompanied by biographical and
                                        occupational data on the candidate
                                        (including whether the candidate
                                        would be an "interested person" of
                                        the Trust), a written consent of the
                                        candidate to be named as a nominee
                                        and to serve as Trustee if elected,
                                        record and ownership information for
                                        the recommending shareholder with
                                        respect to the Trust, and a
                                        description of any arrangements or
                                        understandings regarding
                                        recommendation of the candidate for
                                        consideration. The Committee is also
                                        responsible for making
                                        recommendations to the Board
                                        regarding any necessary standards or
                                        qualifications for service on the
                                        Board. The Committee also reviews
                                        and makes recommendations to the
                                        Board regarding compensation for the
                                        Independent Trustees.
-------------------------------------------------------------------------------------------------------
PORTFOLIO TRADING AND           6       Oversees the policies, procedures,       Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                        and practices of the Trust with          Hegarty*, Ives* (ex-
COMMITTEE                               respect to brokerage transactions        officio member), Perera*
                                        involving portfolio securities as        and Smith*
                                        those policies, procedures and
                                        practices are carried out by MFS and
                                        its affiliates. The Committee also
                                        oversees the administration of the
                                        Trust's proxy voting policies and
                                        procedures by MFS. In addition, the
                                        Committee receives reports from MFS
                                        regarding the policies, procedures
                                        and practices of MFS and its
                                        affiliates in connection with their
                                        marketing and distribution of shares
                                        of the Trust.
-------------------------------------------------------------------------------------------------------
PRICING COMMITTEE               6       Oversees the determination of the        Ives* (ex-officio
                                        value of the portfolio securities        member), Lane*, Perera*
                                        and other assets held by the Trust       and Smith*
                                        Smith* and determines or causes to
                                        be determined the fair value of
                                        securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the
                                        1940 Act. The Committee delegates
                                        primary responsibility for carrying
                                        out these functions to MFS and MFS'
                                        internal valuation committee
                                        pursuant to pricing policies and
                                        procedures approved by the Committee
                                        and adopted by the full Board, which
                                        include methodologies to be followed
                                        by MFS to determine the fair values
                                        of portfolio securities and other
                                        assets held by the Trust for which
                                        market quotations are not readily
                                        available. The Committee meets
                                        periodically with the members of
                                        MFS' internal valuation committee to
                                        review and assess the quality of
                                        fair valuation and other pricing
                                        determinations made pursuant to the
                                        Trust's pricing policies and
                                        procedures, and to review and assess
                                        the policies and procedures
                                        themselves. The Committee also
                                        exercises the responsibilities of
                                        the Board under the Amortized Cost
                                        Valuation Procedures approved by the
                                        Board on behalf of each Fund which
                                        holds itself out as a "money market
                                        fund" in accordance with Rule 2a-7
                                        under the 1940 Act.

------------
(1) Information about each committee member (other than Ms. Elaine Smith, who is not standing for reelection) is set forth above on pages 3-6.
  * Independent Trustees.

The Trustees generally hold at least nine regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Series is reviewed by the Trustees at each meeting and more in-depth reviews of particular Series are conducted by the Trustees throughout the year. The Trust held nine Board meetings during the fiscal year ended December 31, 2004. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for the Trust.

NOMINATION AND COMPENSATION COMMITTEE
The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trust currently does not maintain a website on which the charter is available.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for trustee recommended by the Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trust's Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Exhibit 1 for details.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

SHARE OWNERSHIP
Shares of each Series are sold exclusively to insurance company separate accounts. As of January 18, 2005, no Trustee, Trustee nominee, or officer of any Series of the Trust beneficially owned shares of any class of any Series.

The following table shows the dollar range of equity securities beneficially owned by each nominee on an aggregate basis, in all MFS funds overseen, or to be overseen, by the nominee.

The following dollar ranges apply:
    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. Over $100,000

                                                      AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN
                                                            ALL MFS FUNDS
                                                             OVERSEEN OR
                                                          TO BE OVERSEEN BY
NAME OF TRUSTEE                                              THE NOMINEE
-------------------------------------------------------------------------------
INTERESTED TRUSTEE NOMINEES
---------------------------
Robert J. Manning                                                 D
Robert C. Pozen                                                   D

INDEPENDENT TRUSTEE NOMINEES
----------------------------
Lawrence H. Cohn, M.D.                                            D
David H. Gunning                                                  D
William R. Gutow                                                  D
Michael Hegarty                                                   N
J. Atwood Ives                                                    D
Amy B. Lane                                                       A
Lawrence T. Perera                                                D
J. Dale Sherratt                                                  D
Laurie J. Thomsen                                                 N

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of the Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Variable Insurance Trust, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Series to which they relate and (iii) identify the class and number of shares held by the shareholder. The Trust's Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Series literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. The Trust's Trustees are not required to attend the Series' shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

The Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by each Series for the fiscal year ended December 31, 2004. Interested Trustees receive no compensation from any Series for their services as Trustees. The table includes information for Mr. Ward Smith, who passed away on August 15, 2004, Mr. William Poorvu, who retired as a Trustee of the Trust at the end of calendar year 2004, and Ms. Smith, who is not standing for reelection.

                                                                                    TOTAL CASH
                                                                                   COMPENSATION
                                                               TRUSTEE FEES      FROM SERIES AND
NAME OF TRUSTEE(1)           INDIVIDUAL SERIES NAME         FROM THE SERIES(2)   FUND COMPLEX(2)
-------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.       MFS Bond Series                     $126.91           $196,098.20
                             MFS Capital Opportunities Series    $509.00
                             MFS Emerging Growth Series          $1,716.00
                             MFS Global Equity Series            $126.01
                             MFS High Income Series              $1,020.16
                             MFS Investors Growth Stock Series   $1,022.64
                             MFS Investors Trust Series          $1,698.03
                             MFS Mid Cap Growth Series           $1,011.76
                             MFS Money Market Series             $125.31
                             MFS New Discovery Series            $1,702.73
                             MFS Research Series                 $1,020.04
                             MFS Strategic Income Series         $127.51
                             MFS Total Return Series             $4,455.81
                             MFS Utilities Series                $1,019.04
                             MFS Value Series                    $295.06
David H. Gunning(3)          MFS Bond Series                     $126.91           $196,098.20
                             MFS Capital Opportunities Series    $509.00
                             MFS Emerging Growth Series          $1,716.00
                             MFS Global Equity Series            $126.01
                             MFS High Income Series              $1,020.16
                             MFS Investors Growth Stock Series   $1,022.64
                             MFS Investors Trust Series          $1,698.03
                             MFS Mid Cap Growth Series           $1,011.76
                             MFS Money Market Series             $125.31
                             MFS New Discovery Series            $1,702.73
                             MFS Research Series                 $1,020.04
                             MFS Strategic Income Series         $127.51
                             MFS Total Return Series             $4,455.81
                             MFS Utilities Series                $1,019.04
                             MFS Value Series                    $295.06
William R. Gutow             MFS Bond Series                     $126.91           $196,098.20
                             MFS Capital Opportunities Series    $509.00
                             MFS Emerging Growth Series          $1,716.00
                             MFS Global Equity Series            $126.01
                             MFS High Income Series              $1,020.16
                             MFS Investors Growth Stock Series   $1,022.64
                             MFS Investors Trust Series          $1,698.03
                             MFS Mid Cap Growth Series           $1,011.76
                             MFS Money Market Series             $125.31
                             MFS New Discovery Series            $1,702.73
                             MFS Research Series                 $1,020.04
                             MFS Strategic Income Series         $127.51
                             MFS Total Return Series             $4,455.81
                             MFS Utilities Series                $1,019.04
                             MFS Value Series                    $295.06
Michael Hegarty(4)           MFS Bond Series                     $13.89            $20,977.44
                             MFS Capital Opportunities Series    $55.55
                             MFS Emerging Growth Series          $185.22
                             MFS Global Equity Series            $13.89
                             MFS High Income Series              $111.11
                             MFS Investors Growth Stock Series   $111.11
                             MFS Investors Trust Series          $185.22
                             MFS Mid Cap Growth Series           $111.11
                             MFS Money Market Series             $13.89
                             MFS New Discovery Series            $185.22
                             MFS Research Series                 $111.11
                             MFS Strategic Income Series         $13.89
                             MFS Total Return Series             $481.57
                             MFS Utilities Series                $111.11
                             MFS Value Series                    $32.44
J. Atwood Ives               MFS Bond Series                     $153.84           $266,098.20
                             MFS Capital Opportunities Series    $636.14
                             MFS Emerging Growth Series          $2,402.94
                             MFS Global Equity Series            $140.34
                             MFS High Income Series              $1,302.90
                             MFS Investors Growth Stock Series   $1,340.13
                             MFS Investors Trust Series          $2,132.92
                             MFS Mid Cap Growth Series           $1,176.75
                             MFS Money Market Series             $129.44
                             MFS New Discovery Series            $2,203.57
                             MFS Research Series                 $1,301.17
                             MFS Strategic Income Series         $162.75
                             MFS Total Return Series             $6,164.25
                             MFS Utilities Series                $1,285.92
                             MFS Value Series                    $338.17
Amy B. Lane(3)               MFS Bond Series                     $127.29           $197,098.20
                             MFS Capital Opportunities Series    $510.81
                             MFS Emerging Growth Series          $1,725.80
                             MFS Global Equity Series            $126.21
                             MFS High Income Series              $1,024.19
                             MFS Investors Growth Stock Series   $1,027.17
                             MFS Investors Trust Series          $1,704.24
                             MFS Mid Cap Growth Series           $1,014.11
                             MFS Money Market Series             $125.37
                             MFS New Discovery Series            $1,709.88
                             MFS Research Series                 $1,024.05
                             MFS Strategic Income Series         $128.01
                             MFS Total Return Series             $4,480.19
                             MFS Utilities Series                $1,022.85
                             MFS Value Series                    $295.68
Lawrence T. Perera           MFS Bond Series                     $128.85           $201,098.20
                             MFS Capital Opportunities Series    $518.08
                             MFS Emerging Growth Series          $1,765.02
                             MFS Global Equity Series            $127.05
                             MFS High Income Series              $1,040.33
                             MFS Investors Growth Stock Series   $1,045.29
                             MFS Investors Trust Series          $1,729.05
                             MFS Mid Cap Growth Series           $1,023.53
                             MFS Money Market Series             $125.61
                             MFS New Discovery Series            $1,738.46
                             MFS Research Series                 $1,040.13
                             MFS Strategic Income Series         $130.05
                             MFS Total Return Series             $4,577.72
                             MFS Utilities Series                $1,038.09
                             MFS Value Series                    $298.13
William J. Poorvu            MFS Bond Series                     $131.15           $207,098.20
                             MFS Capital Opportunities Series    $528.98
                             MFS Emerging Growth Series          $1,823.85
                             MFS Global Equity Series            $128.28
                             MFS High Income Series              $1,064.54
                             MFS Investors Growth Stock Series   $1,072.49
                             MFS Investors Trust Series          $1,766.30
                             MFS Mid Cap Growth Series           $1,037.67
                             MFS Money Market Series             $125.97
                             MFS New Discovery Series            $1,781.36
                             MFS Research Series                 $1,064.19
                             MFS Strategic Income Series         $133.06
                             MFS Total Return Series             $4,724.03
                             MFS Utilities Series                $1,060.93
                             MFS Value Series                    $301.82
J. Dale Sherratt             MFS Bond Series                     $132.67           $211,098.20
                             MFS Capital Opportunities Series    $536.20
                             MFS Emerging Growth Series          $1,863.06
                             MFS Global Equity Series            $129.07
                             MFS High Income Series              $1,080.66
                             MFS Investors Growth Stock Series   $1,090.60
                             MFS Investors Trust Series          $1,791.11
                             MFS Mid Cap Growth Series           $1,047.06
                             MFS Money Market Series             $126.21
                             MFS New Discovery Series            $1,809.93
                             MFS Research Series                 $1,080.24
                             MFS Strategic Income Series         $135.07
                             MFS Total Return Series             $4,821.49
                             MFS Utilities Series                $1,076.18
                             MFS Value Series                    $304.32
Elaine R. Smith              MFS Bond Series                     $128.85           $201,098.20
                             MFS Capital Opportunities Series    $518.07
                             MFS Emerging Growth Series          $1,765.02
                             MFS Global Equity Series            $127.05
                             MFS High Income Series              $1,040.32
                             MFS Investors Growth Stock Series   $1,045.29
                             MFS Investors Trust Series          $1,729.03
                             MFS Mid Cap Growth Series           $1,023.52
                             MFS Money Market Series             $125.61
                             MFS New Discovery Series            $1,738.45
                             MFS Research Series                 $1,040.13
                             MFS Strategic Income Series         $130.05
                             MFS Total Return Series             $4,577.69
                             MFS Utilities Series                $1,038.09
                             MFS Value Series                    $298.14
Ward Smith                   MFS Bond Series                     $87.38            $144,152.43
                             MFS Capital Opportunities Series    $356.43
                             MFS Emerging Growth Series          $1,282.27
                             MFS Global Equity Series            $82.89
                             MFS High Income Series              $723.08
                             MFS Investors Growth Stock Series   $735.49
                             MFS Investors Trust Series          $1,192.36
                             MFS Mid Cap Growth Series           $681.07
                             MFS Money Market Series             $79.26
                             MFS New Discovery Series            $1,215.89
                             MFS Research Series                 $722.52
                             MFS Strategic Income Series         $90.35
                             MFS Total Return Series             $3,305.99
                             MFS Utilities Series                $717.44
                             MFS Value Series                    $197.04

------------
(1) Each Trustee who is an "interested person" of MFS (within the meaning of the 1940 Act) serves without any compensation from any Series.
(2) For calendar year 2004. Trustees receiving compensation from the Trust served as Trustees of
    97 funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $92 billion). This column does not include fees in the amount of $20,977.44 received by Ms. Thomsen from the MFS Fund complex for her services as an Advisory Trustee.
(3) Mr. Gunning and Ms. Lane became Trustees on January 27, 2004.
(4) Mr. Hegarty became a Trustee on December 16, 2004.

SERIES INFORMATION
This section provides certain information about each Series, including information about its investment adviser, Independent Registered Public Accounting Firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Series.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
Each Series engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. Each Series engages as its principal underwriter MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Independent Registered Public Accounting Firm for each Series is Deloitte & Touche LLP ("Deloitte"), and the fiscal year end for each Series is December
31. The Independent Registered Public Accounting Firm does not have a direct or material indirect interest in any Series.

Representatives of the Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Series and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Series (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Series. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre- approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Series, for each Series' two most recent fiscal years, the fees billed by each Series' Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Series and (b) those non-audit services provided to the Series' Service Affiliates that relate directly to the Series' operations and financial reporting under the following captions:

  (i)  Audit Fees       fees related to the audit and review of the
                        financial statements included in annual reports and
                        registration statements, and other services that are
                        normally provided in connection with statutory and
                        regulatory filings or engagements.
 (ii)  Audit-Related    fees related to assurance and related services that are
       Fees             reasonably related to the performance of the audit or
                        review of financial statements, but not reported under
                        "Audit Fees", including accounting consultations,
                        agreed-upon procedure reports, attestation reports,
                        comfort letters and internal control reviews.
(iii)  Tax Fees fees    associated with tax compliance, tax advice
                        and tax planning, including services relating to the
                        filing or amendment of federal, state or local income
                        tax returns, regulated investment company qualification
                        reviews and tax distribution and analysis reviews.
 (iv)  All Other Fees   fees for products and services provided to
                        the Series by the Independent Registered Public
                        Accounting Firm other than those reported under "Audit
                        Fees", "Audit-Related Fees" and "Tax Fees."

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Series' two most recent fiscal years, for non-audit services rendered to each Series and each Series' Service Affiliates.

The Audit Committee has considered whether the provision by a Series' Independent Registered Public Accounting Firm of non-audit services to the Series' Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Series) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Series' principal auditor.

EXECUTIVE OFFICERS
The following table provides information about the current executive officers of each Series including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                                   PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD         OFFICER               DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH               WITH THE SERIES          SINCE(1)                 & DIRECTORSHIPS(2)
----------------------------------------------------------------------------------------------------------------
OFFICERS
Robert J. Manning(3)           President               February 2004      Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment Officer
                                                                          and Director

James R. Bordewick, Jr.(3)     Assistant Secretary     September 1990     Massachusetts Financial Services
(born 03/06/59)                and Assistant Clerk                        Company, Senior Vice President and
                                                                          Associate General Counsel

Jeffrey N. Carp(3)             Secretary and Clerk     September 2004     Massachusetts Financial Services
(born 12/01/56)                                                           Company, Senior Vice President,
                                                                          General Counsel and Secretary (since
                                                                          April 2004); Hale and Dorr LLP (law
                                                                          firm) (prior to April 2004)

Stephanie A. DeSisto(3)        Assistant Treasurer     May 2003           Massachusetts Financial Services
(born 10/01/53)                                                           Company, Vice President (since April
                                                                          2003); Brown Brothers Harriman &
                                                                          Co., Senior Vice President (November
                                                                          2002 to April 2003); ING Groep
                                                                          N.V./Aeltus Investment Management,
                                                                          Senior Vice President (prior to
                                                                          November 2002)

James F. DesMarais(3)          Assistant Secretary     September 2004     Massachusetts Financial Services
(born 03/09/61)                and Assistant Clerk                        Company, Assistant General Counsel

Richard M. Hisey(3)            Treasurer               August 2002        Massachusetts Financial Services
(born 08/29/58)                                                           Company, Senior Vice President (since
                                                                          July 2002); The Bank of New York,
                                                                          Senior Vice President (September
                                                                          2000 to July 2002); Lexington Global
                                                                          Asset Managers, Inc., Executive Vice
                                                                          President and Chief Financial
                                                                          Officer (prior to September 2000);
                                                                          Lexington Funds, Chief Financial
                                                                          Officer (prior to September 2000)

Brian T. Hourihan(3)           Assistant Secretary     September 2004     Massachusetts Financial Services
born 11/11/64                  and assistant Clerk                        Company, Vice President, Senior
                                                                          Counsel and Assistant Secretary
                                                                          (since June 2004); Affiliated
                                                                          Managers Group, Inc., Chief Legal
                                                                          Officer/Centralized Compliance
                                                                          Program (January to April 2004);
                                                                          Fidelity Research Management
                                                                          Company, Assistant General Counsel
                                                                          (prior to January 2004)

Ellen Moynihan(3)              Assistant Treasurer     April 1997         Massachusetts Financial Services
(born 11/13/57)                                                           Company, Vice President

Frank L. Tarantino             Independent Chief       June 2004          MFS Family of Funds, Independent Chief
(born 03/07/44)                Compliance Officer                         Compliance Officer; CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice President
                                                                          (April 2003 to June 2004); David L.
                                                                          Babson & Co. (investment adviser),
                                                                          Managing Director, Chief
                                                                          Administrative Officer and Director
                                                                          (February 1997 to March 2003)

James O. Yost(3)               Assistant Treasurer     September 1990     Massachusetts Financial Services
(born 06/12/60)                                                           Company, Senior Vice President

------------------
(1) Date first appointed to serve as an officer of a Series. Each officer has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the SEC (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS.

Each Series' officers hold comparable positions with the 97 funds in the MFS Family of Funds, and with certain affiliates of MFS. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of January 18, 2005, to the best knowledge of each Series, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Series.

LITIGATION
Since December 2003, MFS, MFD, MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds and trusts, certain current and/or former Trustees of the trusts of which these MFS Funds are series and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. Of these lawsuits, four are derivative actions that have been brought on behalf of all the MFS funds and name among the defendants the following Trustees who are nominees: Dr. Lawrence H. Cohn, M.D., Mr. William R. Gutow, Mr. J. Atwood Ives, Mr. Lawrence
T. Perera and Mr. J. Dale Sherratt. The derivative action relating to market timing and related matters, styled as Hammerslough v. Massachusetts Financial Services Company, et al., U.S.D.C. (D. Md.), MDL 1586, is a consolidated action before the United States District Court for the District of Maryland, in the multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (consolidation began March 19, 2004)). The plaintiffs in this consolidated action generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declarative relief. The other three derivative lawsuits, which have been brought on behalf of certain MFS funds, except the Series, allege improper brokerage allocation practices and excessive compensation and are pending in the United States District Court for the District of Massachusetts: Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (instituted on March 25, 2004); Eddings v. Sun Life Financial Inc., et al., No. 04cv10764 (GAO) (instituted on April 15, 2004); and Koslow v. Sun Life Financial Inc., et al., U.S.D.C. (D. Mass.), No. 04cv11019 (instituted on May 20, 2004). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. These various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Lawrence H. Cohn, M.D., David H. Gunning, William R. Gutow, Michael Hegarty,
J. Atwood Ives, Amy B. Lane, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Laurie J. Thomsen as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) abstentions or (ii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of a Series' outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned by such shareholder, times net asset value per share) of the Series that such shareholder owns at the close of business on January 18, 2005, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Series will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from contract owners and participants.

Each Series knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Series' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card.

SUBMISSION OF PROPOSALS
Each of the Series is part of a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Series' proxy statement for any subsequent meeting must be received by the applicable Series a reasonable period of time prior to any such meeting.

ADDITIONAL INFORMATION
Because all shareholders will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Series is called to be held at the same time as the Meetings of shareholders of each of the other Series. It is anticipated that all Meetings will be held simultaneously.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Series.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Series shareholder of record unless the Series has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement, please contact the insurance or annuity company through which you purchased your Series or contact Investor Services at 1-800-637-8730.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

February 3, 2005                                            MFS(R) BOND SERIES
                                            MFS(R)CAPITAL OPPORTUNITIES SERIES
                                                 MFS(R) EMERGING GROWTH SERIES
                                                   MFS(R) GLOBAL EQUITY SERIES
                                                     MFS(R) HIGH INCOME SERIES
                                          MFS(R) INVESTORS GROWTH STOCK SERIES
                                                 MFS(R) INVESTORS TRUST SERIES
                                                  MFS(R) MID CAP GROWTH SERIES
                                                    MFS(R) MONEY MARKET SERIES
                                                   MFS(R) NEW DISCOVERY SERIES
                                                        MFS(R) RESEARCH SERIES
                                                MFS(R) STRATEGIC INCOME SERIES
                                                    MFS(R) TOTAL RETURN SERIES
                                                       MFS(R) UTILITIES SERIES
                                                           MFS(R) VALUE SERIES

                                                                      EXHIBIT 1

                               MFS FUNDS BOARD
                NOMINATION AND COMPENSATION COMMITTEE CHARTER

                         (ADOPTED AS OF JULY 20, 2004)

    The Board of Trustees (the "Board") of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a "Trust" and, collectively, the "Trusts"), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the "Committee") of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a "Fund" and, collectively, the "Funds"). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

STATEMENT OF PURPOSES AND RESPONSIBILITIES
    The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board's approval.

    In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members ("Independent Trustees") who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

ORGANIZATION AND GOVERNANCE
    The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

    One or more members of the Committee may be designated by the Board as the Committee's chair or co-chair, as the case may be. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

    The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust's By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

    A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

COMMITTEE DUTIES AND RESPONSIBILITIES

    The duties and responsibilities of the Committee include:

        Nomination

        1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

        2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders' meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

        3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board's approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) overall diversity of the Board's composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act and (ix) such other factors as the Committee deems appropriate.

        4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

        Compensation

        1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

        2. In formulating the Committee's recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

        General

        1. To make such other recommendations and reports to the Board within the scope of the Committee's functions.

        2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

                                                       APPENDIX A TO EXHIBIT 1

                         TRUSTS COVERED BY THE CHARTER
                             (AS OF JULY 20, 2004)

MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
Massachusetts Investors Growth Stock Fund
Massachusetts Investors Trust
MFS Charter Income Trust
MFS Government Limited Maturity Fund
MFS Government Markets Income Trust
MFS Government Securities Fund
MFS Growth Opportunities Fund
MFS Institutional Trust
MFS Intermediate Income Trust
MFS Multimarket Income Trust
MFS Municipal Income Trust
MFS Municipal Series Trust
MFS Special Value Trust
MFS Variable Insurance Trust

                                                       APPENDIX B TO EXHIBIT 1

           PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                             (AS OF JULY 20, 2004)

    A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee's consideration:

    1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

    2. The shareholder recommendation must include, with respect to each applicable Trust:

      (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the "candidate"); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

     (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

    (iii) the recommending shareholder's name as it appears on the Trust's books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee's satisfaction by a recent brokerage or account statement); and

     (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

                                                                    SCHEDULE A

For each Series' last two fiscal years, fees billed by each Series' Independent Registered Public Accounting Firm for services provided directly to each Series:

                                       INDEPENDENT
                                        REGISTERED                                       AUDIT-RELATED
                                          PUBLIC               AUDIT FEES                    FEES                   TAX FEES
                                        ACCOUNTING     ---------------------------  -----------------------  ----------------------
TRUST                                      FIRM                 2004          2003         2004        2003        2004        2003
-----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Series                      Deloitte                $39,860       $38,290       $2,400      $2,400      $6,550      $4,050
MFS Capital Opportunities Series     Deloitte                $31,810       $11,850       $2,400      $2,400      $6,550      $4,050
MFS Emerging Growth Series           Deloitte                $31,810       $30,590       $2,400      $2,400      $6,550      $4,050
MFS Global Equity Series             Deloitte                $31,235       $30,040       $2,400      $2,400      $6,550      $4,050
MFS High Income Series               Deloitte                $39,860       $38,290       $2,400      $2,400      $6,550      $4,050
MFS Investors Growth Stock Series    Deloitte                $31,235       $30,040       $2,400      $2,400      $6,550      $4,050
MFS Investors Trust Series           Deloitte                $31,235       $30,040       $2,400      $2,400      $6,550      $4,050
MFS Mid Cap Growth Series            Deloitte                $31,235       $29,740       $2,400      $2,400      $6,550      $4,050
MFS Money Market Series              Deloitte                $18,010       $17,390       $2,400      $2,400      $6,550      $4,050
MFS New Discovery Series             Deloitte                $31,235       $30,040       $2,400      $2,400      $6,550      $4,050
MFS Research Series                  Deloitte                $31,810       $30,590       $2,400      $2,400      $6,550      $4,050
MFS Strategic Income Series          Deloitte                $39,860       $38,290       $2,400      $2,400      $6,550      $4,050
MFS Total Return Series              Deloitte                $42,160       $40,490       $2,400      $2,400      $6,550      $4,050
MFS Utilities Series                 Deloitte                $31,235       $30,040       $2,400      $2,400      $6,550      $4,050
MFS Value Series                     Deloitte                $31,810       $30,290       $2,400      $2,400      $6,550      $4,050

  For each Series' last two fiscal years, no fees were billed by any Independent Registered Public Accounting Firm that would be disclosed under the caption "All Other Fees" to any Series.

  For each Series' last two fiscal years, fees billed by each Series' Independent Registered Public Accounting Firm for services provided to each Series' Service Affiliates that relate directly to such Series' operations and financial reporting:

                                       INDEPENDENT            AUDIT-RELATED
                                        REGISTERED               FEES(1)                  TAX FEES(1)          ALL OTHER FEES(1)
                                          PUBLIC
                                        ACCOUNTING     ---------------------------  -----------------------  ----------------------
TRUST                                      FIRM                 2004          2003         2004        2003        2004        2003
-----------------------------------------------------------------------------------------------------------------------------------
Service Affiliates of MFS Bond       Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Series
Service Affiliates of MFS Capital    Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Opportunities Series
Service Affiliates of MFS Emerging   Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Growth Series
Service Affiliates of MFS Global     Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Equity Series
Service Affiliates of MFS High       Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Income Series
Service Affiliates of MFS Investors  Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Growth Stock Series
Service Affiliates of MFS Investors  Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Trust Series
Service Affiliates of MFS Mid Cap    Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Growth Series
Service Affiliates of MFS Money      Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Market Series
Service Affiliates of MFS New        Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Discovery Series
Service Affiliates of MFS Research   Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Series
Service Affiliates of MFS Strategic  Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Income Series
Service Affiliates of MFS Total      Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Return Series
Service Affiliates of MFS Utilities  Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Series
Service Affiliates of MFS Value      Deloitte             $1,046,170      $356,150      $67,000     $50,000     $32,500          $0
  Series

----------
(1) This amount reflects the fees billed to Service Affiliates of the Series for non-audit services relating directly to the operations and financial reporting of the Series (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

  For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to pre-approval of non-audit services had been in effect. During the periods indicated in the tables above, no services described under "Audit- Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

  Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Series' two most recent fiscal years, for non-audit services rendered to each Series and each Series' Service Affiliates:

                                                                  INDEPENDENT REGISTERED
SERIES                                                            PUBLIC ACCOUNTING FIRM                2004              2003
------------------------------------------------------------------------------------------------------------------------------
MFS Bond Series and its Service Affiliates                        Deloitte                        $1,183,070          $508,795
MFS Capital Opportunities Series and its Service Affiliates       Deloitte                        $1,183,070          $508,795
MFS Emerging Growth Series                                        Deloitte                        $1,183,070          $508,795
MFS Global Equity Series                                          Deloitte                        $1,183,070          $508,795
MFS High Income Series                                            Deloitte                        $1,183,070          $508,795
MFS Investors Growth Stock Series                                 Deloitte                        $1,183,070          $508,795
MFS Investors Trust Series                                        Deloitte                        $1,183,070          $508,795
MFS Mid Cap Growth Series                                         Deloitte                        $1,183,070          $508,795
MFS Money Market Series                                           Deloitte                        $1,183,070          $508,795
MFS New Discovery Series                                          Deloitte                        $1,183,070          $508,795
MFS Research Series                                               Deloitte                        $1,183,070          $508,795
MFS Strategic Income Series                                       Deloitte                        $1,183,070          $508,795
MFS Total Return Series                                           Deloitte                        $1,183,070          $508,795
MFS Utilities Series                                              Deloitte                        $1,183,070          $508,795
MFS Value Series                                                  Deloitte                        $1,183,070          $508,795

                                                                                                                        SCHEDULE B

                                                   INTERESTS OF CERTAIN PERSONS

  As of January 18, 2005, to the best knowledge of each Series, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Series.

                                                                                                     NUMBER OF
                                                                                                     OUTSTANDING      PERCENTAGE OF
                                                                                                        SHARES         OUTSTANDING
                                                                                       CLASS OF      BENEFICIALLY    SHARES OF NOTED
       SERIES NAME                         NAME AND ADDRESS OF SHAREHOLDER              SHARES          OWNED          CLASSOWNED
------------------------------------------------------------------------------------------------------------------------------------
MFS BOND SERIES                    ALLSTATE LIFE INSUR CO OF NEW YORK FINANCIAL      Initial Class      122,909.8100       5.19
                                   CONTROL PO BOX 94200 PALATINE IL 60094-4200
------------------------------------------------------------------------------------------------------------------------------------
                                   ALLSTATE FINANCIAL ADVISORS 544 LAKEVIEW PKWY     Initial Class      283,224.8870      11.95
                                   ACCOUNTING ATTN : FINANCIAL CONTROL VERNON HILLS
                                   IL 60061-1826
------------------------------------------------------------------------------------------------------------------------------------
                                   CUNA MUTUAL LIFE GROUP VARIABLE ACCOUNT ATTN      Initial Class      137,754.5920       5.81
                                   VARIABLE PRODUCTS FINANCE 2000 HERITAGE WAY
                                   WAVERLY IA 50677-9208
------------------------------------------------------------------------------------------------------------------------------------
                                   FIRST CITICORP LIFE INS CO                        Initial Class      473,674.1250      19.99
                                   c/o TRAVELERS LIFE & ANNUITY CO ATTN
                                   SHAREHOLDER ACCOUNTING 1 TOWER
                                   SQ # 6MS HARTFORD CT 06183-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   GUARDIAN INSURANCE & ANNUITY CO ATTN PAUL         Service Class      338,183.0890      60.57
                                   IANNELLI EQUITY ACCOUNTING 3-S 3900 BURGESS
                                   PLACE BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------------------------------------------------
                                   GUARDIAN INSURANCE & ANNUITY CO EQUITY            Service Class       86,687.5340      15.53
                                   ACCOUNTING 3-S ATTN PAUL IANNELLI 3900 BURGESS
                                   PL BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------------------------------------------------
                                   KANSAS CITY LIFE INSURANCE COMPANY UNIVERSAL      Initial Class      120,638.0470       5.09
                                   LIFE ATTN MARTY RENZELMAN PO BOX 419139 KANSAS
                                   CITY MO 64141-6139
------------------------------------------------------------------------------------------------------------------------------------
                                   KANSAS CITY LIFE INSURANCE COMPANY VARIABLE       Initial Class      504,130.8380      21.28
                                   ANNUITY ATTN MARTY RENZELMAN PO BOX 419139
                                   KANSAS CITY MO 64141-6139
------------------------------------------------------------------------------------------------------------------------------------
                                   KEYPORT LIFE INSURANCE CO                         Initial Class      263,716.5180      11.13
                                   c/o SUN LIFE FINANCIAL PO BOX 9134
                                   WELLESLEY HLS MA 02481-9134
------------------------------------------------------------------------------------------------------------------------------------
                                   TRANSAMERICA LIFE INSURANCE CO ATTN: FMG          Initial Class      169,072.6820       7.14
                                   ACCOUNTING MD 4410 4333 EDGEWOOD RD NE CEDAAR
                                   RAPIDS IA 52499
------------------------------------------------------------------------------------------------------------------------------------
                                   TRANSAMERICA LIFE INSURANCE CO 4333 EDGEWOOD RD   Service Class      133,418.0650       23.9
                                   NE ATTN: FMG ACCOUNTING MS 4410 CEDAR RAPIDS IA
                                   52499-0001
------------------------------------------------------------------------------------------------------------------------------------
MFS CAPITAL OPPORTUNITIES SERIES   AMERICAN FRANKLIN LIFE INSURANCE CO EQUIBUILDER   Initial Class      904,596.7860       7.83
                                   % AMERICAN GENERAL LIFE INSUR CO ATTN DEBBIE
                                   KERAI PO BOX 1591 HOUSTON TX 77251-1591
------------------------------------------------------------------------------------------------------------------------------------
                                   GUARDIAN INSURANCE & ANNUITY CO INC A/C GUARDIAN  Service Class      105,708.4180       7.77
                                   SEP A/C F ATTN PAUL IANNELLI 3-S 3900 BURGESS PL
                                   BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    1,317,994.9460      11.41
                                   SEVEN ATTN DAVID TEN BROECK 200 HOPMEADOW ST
                                   WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class    5,570,835.4700      48.21
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST SIMSBURY CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   INTEGRITY LIFE INS CO 515 W MARKET ST LOUISVILLE  Service Class      430,232.0960      31.63
                                   KY 40202-3333
------------------------------------------------------------------------------------------------------------------------------------
                                   LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LFIE MUT  Service Class      479,210.9520      35.24
                                   FD ADMN AREA 6H-02 1300 S CLINTON ST FORT WAYNE
                                   IN 46802-3518
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONAL INTEGRITY LIFE INS CO 515 W MARKET ST    Service Class      212,914.8800      15.66
                                   LOUISVILLE KY 40202-3333
------------------------------------------------------------------------------------------------------------------------------------
                                   UNITED OF OMAHA LIFE INSURANCE COMPANY ATTN       Initial Class    1,899,548.5240      16.44
                                   PRODUCT ACCOUNTING & REPORTING 11TH FL MUTUAL OF
                                   OMAHA PLAZA OMAHA NE 68175-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   UNITED OF OMAHA LIFE INSURANCE COMPANY ATTN       Service Class       73,241.6600       5.39
                                   PRODUCT ACCOUNTING & REPORTING 11TH FL MUTUAL OF
                                   OMAHA PLAZA OMAHA NE 68175-0001
------------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH SERIES         GUARDIAN INSURANCE & ANNUITY CO INC A/C GUARDIAN  Service Class       91,595.4480       5.11
                                   SEP A/C F ATTN PAUL IANNELLI 3-S 3900 BURGESS PL
                                   BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class    3,882,885.3170       8.29
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST SIMSBURY CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   INTEGRITY LIFE INS CO 515 W MARKET ST LOUISVILLE  Service Class      178,349.4210       9.95
                                   KY 40202-3333
------------------------------------------------------------------------------------------------------------------------------------
                                   KEYPORT LIFE INSURANCE CO                         Service Class      339,590.8060      18.94
                                   c/o SUN LIFE FINANCIAL PO BOX 9134
                                   WELLESLEY HLS MA 02481-9134
------------------------------------------------------------------------------------------------------------------------------------
                                   LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LFIE MUT  Service Class      550,140.5650      30.69
                                   FD ADMN AREA 6H-02 1300 S CLINTON ST FORT WAYNE
                                   IN 46802-3518
------------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE   Initial Class    9,511,669.0690       20.3
                                   SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR
                                   E JACKSONVILLE FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE INSURANCE CO NWPP                      Service Class      175,171.1750       9.77
                                   c/o IPO PORTFOLIO ACCOUNTING PO BOX 182029
                                   COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------------------------------------------------
                                   PRUCO LIFE OF ARIZONA FLEXIBLE PREMIUM VAR        Initial Class    9,603,395.9490       20.5
                                   ANNUITY ACCT ATTN KATHY MCCLUNN SEP A/C IIG 213
                                   WASHINGTON ST FL 7 NEWARK NJ 07102-2917
------------------------------------------------------------------------------------------------------------------------------------
                                   UNION CENTRAL LIFE INSURANCE COMPANY GROUP        Initial Class    2,749,877.7960       5.87
                                   ANNUITY MUTUAL FUNDS - STATION 3 1876 WAYCROSS
                                   ROAD CINCINNATI OH 45240-2899
------------------------------------------------------------------------------------------------------------------------------------
MFS GLOBAL EQUITY SERIES           HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class    1,722,434.9120      67.99
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST SIMSBURY CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class      672,949.5300      26.56
                                   SEVEN ATTN DAVID TEN BROECK 200 HOPMEADOW ST
                                   WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   MFS TRACKING SHARES 500 BOYLSTON ST ATTN:         Service Class            2.0530       100
                                   CORPORATE ACCOUNTING BOSTON MA 02116-3740
------------------------------------------------------------------------------------------------------------------------------------
MFS HIGH INCOME SERIES             HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class   23,436,659.3770      65.06
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST SIMSBURY CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    7,074,885.8990      19.64
                                   SEVEN ATTN DAVID TEN BROECK 200 HOPMEADOW ST
                                   WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   LINCOLN BENEFIT LIFE VARIABLE LIFE NEBRASKA       Service Class      477,298.7660       8.79
                                   SERVICE CENTER 2940 SOUTH 84TH STREET LINCOLN NE
                                   68506-4142
------------------------------------------------------------------------------------------------------------------------------------
                                   METLIFE INVESTORS ANNUITY ACCOUNT ONE ATTN        Service Class    4,351,306.6110      80.17
                                   TERRENCE SANTRY 501 BOYLSTON ST BOSTON MA
                                   02116-3769
------------------------------------------------------------------------------------------------------------------------------------
                                   METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE   Service Class      423,629.2980       7.8
                                   ATTN SHAR NEVENHOVEN 4700 WESTOWN PKWY STE 200 W
                                   DES MOINES IA 50266-6737
------------------------------------------------------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIE   GE LIFE ANNUITY ASSURANCE COMPANY ATTN VARIABLE   Service Class    2,953,817.6000      10.51
                                   ACCOUNTING 6610 W BROAD ST RICHMOND VA
                                   23230-1702
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class   13,828,701.2260      60.62
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    3,455,792.4350      15.15
                                   SEVEN ATTN DAVID TEN BROECK 200 HOPMEADOW ST
                                   WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   IDS LIFE INSURANCE COMPANY RAVA-1MG-AMERICAN      Service Class   17,007,246.9060      60.52
                                   EXPRESS 222 AXP FINANCIAL CENTER MINNEAPOLIS MN
                                   55474-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   JOHN HANCOCK VARIABLE ACCOUNT H FUND              Initial Class    1,893,731.9240       8.3
                                   ADMINISTRATION DEPT 12TH FLOOR 73 TREMONT ST
                                   BOSTON MA 02108-3916
------------------------------------------------------------------------------------------------------------------------------------
                                   KEYPORT LIFE INSURANCE CO                         Service Class    1,660,722.9460       5.91
                                   c/o SUN LIFE FINANCIAL PO BOX 9134
                                   WELLESLEY HLS MA  02481-9134
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE INSURANCE CO NWVAII                    Service Class    1,982,272.6120       7.05
                                   c/o IPO PORTFOLIO ACCOUNTING PO BOX 182029
                                   COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------------------------------------------------
                                   PROTECTIVE VARIABLE ANNUITY PO BOX 2606           Initial Class    1,273,627.0480       5.58
                                   BIRMINGHAM AL 35202-2606
------------------------------------------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES         GE LIFE ANNUITY ASSURANCE COMPANY ATTN VARIABLE   Service Class    1,289,899.6370      30.66
                                   ACCOUNTING 6610 W BROAD ST RICHMOND VA
                                   23230-1702
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class   14,740,339.8940      42.03
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST SIMSBURY CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    3,847,331.5590      10.97
                                   SEVEN ATTN DAVID TEN BROECK 200 HOPMEADOW ST
                                   WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   KEYPORT LIFE INSURANCE CO                         Service Class      902,168.4210      21.44
                                   c/o SUN LIFE FINANCIAL PO BOX 9134
                                   WELLESLEY HLS MA 02481-9134
------------------------------------------------------------------------------------------------------------------------------------
                                   METLIFE INVESTORS ANNUITY ACCOUNT ONE ATTN        Service Class      792,856.0070      18.85
                                   TERRENCE SANTRY 501 BOYLSTON ST BOSTON MA
                                   02116-3769
------------------------------------------------------------------------------------------------------------------------------------
                                   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION   Initial Class    1,976,382.0710       5.63
                                   (NYLIAC) 169 LACKAWANNA AVE PARSIPPANY NJ
                                   07054-1007
------------------------------------------------------------------------------------------------------------------------------------
                                   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION   Service Class      235,096.8610       5.59
                                   (NYLIAC) ATTN ASHESH UPADHYAY 169LACKAWANNA AVE
                                   PARSIPPANY NJ 07054-1007
------------------------------------------------------------------------------------------------------------------------------------
                                   PROTECTIVE VARIABLE ANNUITY PO BOX 2606           Initial Class    2,639,500.5300       7.53
                                   BIRMINGHAM AL 35202-2606
------------------------------------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH SERIES          ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY    Service Class    1,843,853.2100      26.13
                                   COMPANY ATTN SEPARATE ACCTS S-310 440 LINCOLN ST
                                   WORCESTER MA 01653-0002
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE & ANNUITY INS CO SEPARATE ACCOUNT   Initial Class   23,939,329.6890      76.77
                                   SEVEN ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD
                                   CT 06104-2999
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    6,101,891.4780      19.57
                                   SEVEN ATTN DAVE TEN BROECK PO BOX 2999 HARTFORD
                                   CT 06104-2999
------------------------------------------------------------------------------------------------------------------------------------
                                   INTEGRITY LIFE INS CO 515 W MARKET ST LOUISVILLE  Service Class    1,189,985.2960      16.86
                                   KY 40202-3333
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE INSURANCE CO NWVA7                     Service Class    1,210,549.3000      17.15
                                   c/o IPO PORTFOLIO ACCOUNTING PO BOX 182029
                                   COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONAL INTEGRITY LIFE INS CO 515 W MARKET ST    Service Class      705,895.8420        10
                                   LOUISVILLE KY 40202-3333
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE INSURANCE COMPANY NWVA9                Service Class      644,398.5750       9.13
                                   c/o IPO PORTFOLIO ACCOUNTING PO BOX 182029
                                   COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------------------------------------------------
                                   OHIO NATIONAL LIFE INSURANCE CO FBO SEPARATE      Service Class      864,552.6160      12.25
                                   ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH
                                   45242-5851
------------------------------------------------------------------------------------------------------------------------------------
MFS MONEY MARKET SERIES            CITICORP LIFE INSURANCE COMPANY                   Initial Class      486,328.1300      16.54
                                   c/o TRAVELERS LIFE & ANNUITY CO ATTN
                                   SHAREHOLDER ACCOUNTING 1 TOWER
                                   SQ # 6MS HARTFORD CT 06183-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   FIRST CITICORP LIFE INS CO                        Initial Class    2,185,855.4800      74.35
                                   c/o TRAVELERS LIFE & ANNUITY CO ATTN
                                   SHAREHOLDER ACCOUNTING 1 TOWER
                                   SQ # 6MS HARTFORD CT 06183-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   PARAGON LIFE INSURANCE COMPANY 190 CARONDELET     Initial Class      267,618.1000       9.1
                                   PLAZA ST LOUIS MO 63105-3443
------------------------------------------------------------------------------------------------------------------------------------
MFS NEW DISCOVERY SERIES           AUSA LIFE INSURANCE CO TRANSAMERICA LANDMARK VAR  Service Class    2,121,960.5310       8.14
                                   ANNUITY 4333 EDGEWOOD RD NE ATTN: FMG ACCOUNTING
                                   MS 4410 CEDAR RAPIDS IA 52499-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   GE LIFE ANNUITY ASSURANCE COMPANY ATTN VARIABLE   Service Class    2,887,177.5650      11.07
                                   ACCOUNTING 6610 W BROAD ST RICHMOND VA
                                   23230-1702
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class   11,379,110.9250      44.27
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST SIMSBURY CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    3,003,553.3470      11.68
                                   SEVEN ATTN DAVID TEN BROECK 200 HOPMEADOW ST
                                   WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   IDS LIFE INSURANCE COMPANY RAVA-1MD-AMERICAN      Service Class   10,588,504.5880       40.6
                                   EXPRESS 222 AXP FINANCIAL CENTER MINNEAPOLIS MN
                                   55474-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   METLIFE INVESTORS ANNUITY ACCOUNT ONE ATTN        Service Class    3,520,257.1430       13.5
                                   TERRENCE SANTRY 501 BOYLSTON ST BOSTON MA
                                   02116-3769
------------------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH SERIES                AUSA LIFE INSURANCE CO RETIREMENT INCOME BUILDER  Service Class       45,025.0430       7.21
                                   III 4333 EDGEWOOD RD NE ATTN: FMG ACCOUNTING MS
                                   4410 CEDAR RAPIDS IA 52499-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   JEFFERSON PILOT FINANCIAL INS CO JPF SEPARATE     Initial Class    1,138,913.9430       5.17
                                   ACCT A ATTN T MCCARTHY 1S 03 1 GRANITE PL
                                   CONCORD NH 03301-3258
------------------------------------------------------------------------------------------------------------------------------------
                                   KEYPORT LIFE INSURANCE CO c/o SUN LIFE            Initial Class    1,399,739.9620       6.36
                                   FINANCIAL PO BOX 9134 WELLESLEY HLS MA
                                   02481-9134
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE LIFE AND ANNUITY CO OF AMERICA         Service Class       36,333.2270       5.82
                                   (NLACA) PLACA-VA c/o IPO PORTFOLIO ACCOUNTING
                                   PO BOX 1717 VALLEY FORGE PA 19482-1717
------------------------------------------------------------------------------------------------------------------------------------
                                   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION   Initial Class    3,080,215.8780      13.99
                                   (NYLIAC) 169 LACKAWANNA AVE PARSIPPANYNJ
                                   07054-1007
------------------------------------------------------------------------------------------------------------------------------------
                                   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION   Service Class      377,397.8840      60.44
                                   (NYLIAC) ATTN ASHESH UPADHYAY 169LACKAWANNA AVE
                                   PARSIPPANY NJ 07054-1007
------------------------------------------------------------------------------------------------------------------------------------
                                   PROTECTIVE VARIABLE ANNUITY PO BOX 2606           Initial Class    2,116,624.1030       9.61
                                   BIRMINGHAM AL 35202-2606
------------------------------------------------------------------------------------------------------------------------------------
                                   PRUCO LIFE OF ARIZONA FLEXIBLE PREMIUM VAR        Initial Class    2,953,164.1510      13.41
                                   ANNUITY ACCT ATTN KATHY MCCLUNN SEP A/C IIG 213
                                   WASHINGTON ST FL 7 NEWARK NJ 07102-2917
------------------------------------------------------------------------------------------------------------------------------------
                                   TRANSAMERICA LIFE INSURANCE CO ATTN: FMG          Service Class       81,809.1020       13.1
                                   ACCOUNTING MD 4410 4333 EDGEWOOD RD NE CEDAR
                                   RAPIDS IA 52499-0001
------------------------------------------------------------------------------------------------------------------------------------
MFS STRATEGIC INCOME SERIES        AMERITAS LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    1,036,567.4400      34.82
                                   VA-2 (ANNUITY) ATTN GIANG NGUYEN 5900 O ST
                                   LINCOLN NE 68510-2252
------------------------------------------------------------------------------------------------------------------------------------
                                   AMERITAS LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class      189,569.3850       6.37
                                   V (LIFE) ATTN GIANG NGUYEN 5900 O ST LINCOLN NE
                                   68510-2252
------------------------------------------------------------------------------------------------------------------------------------
                                   CUNA MUTUAL LIFE INSURANCE CO VARIABLE ANNUITY    Initial Class      381,915.6500      12.83
                                   ACCOUNT ATTN FUND ACCOUNTING 2000 HERITAGE WAY
                                   WAVERLY IA 50677-9208
------------------------------------------------------------------------------------------------------------------------------------
                                   GE CAPITAL LIFE ASSURANCE CO OF NY 6610 W BROAD   Service Class       22,734.1480       5.51
                                   ST RICHMOND VA 23230-1702
------------------------------------------------------------------------------------------------------------------------------------
                                   GUARDIAN INSURANCE & ANNUITY CO ATTN PAUL         Service Class      185,654.0370      44.97
                                   IANNELLI EQUITY ACCOUNTING 3-S 3900 BURGESS
                                   PLACE BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------------------------------------------------
                                   GUARDIAN INSURANCE & ANNUITY CO INC A/C GUARDIAN  Service Class      170,580.0720      41.32
                                   SEP A/C F ATTN PAUL IANNELLI 3-S 3900 BURGESS PL
                                   BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------------------------------------------------
                                   GUARDIAN INSURANCE & ANNUITY CO EQUITY            Service Class       21,195.1500       5.13
                                   ACCOUNTING 3-S ATTN PAUL IANNELLI 3900 BURGESS
                                   PL BETHLEHEM PA 18017-9097
------------------------------------------------------------------------------------------------------------------------------------
                                   ING LIFE INSURANCE & ANNUITY CO CENTRAL           Initial Class      220,505.6410       7.41
                                   VALUATION TN41 151 FARMINGTON AVE RTAN HARTFORD
                                   CT 06156-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   UNITED OF OMAHA LIFE INSURANCE COMPANY ATTN       Initial Class      533,924.9720      17.94
                                   PRODUCT ACCOUNTING & REPORTING 11 FL MUTUAL OF
                                   OMAHA PLAZA OMAHA NE 68175-0001
------------------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES            ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY    Service Class    1,772,175.5190       5.85
                                   COMPANY ATTN SEPARATE ACCTS S-310 440 LINCOLN ST
                                   WORCESTER MA 01653-0002
------------------------------------------------------------------------------------------------------------------------------------
                                   AMERICAN ENTERPRISE LIFE INSUR CORP 125 AXP       Service Class    3,822,142.7960      12.61
                                   FINANCIAL CENTER MINNEAPOLIS MN 55474-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE & ANNUITY INSURANCE CO SEPARATE     Initial Class   57,642,331.8580      51.01
                                   ACCOUNT SEVEN ATTN DAVID TEN BROECK 200
                                   HOPMEADOW ST SIMSBURY CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class   13,144,238.9730      11.63
                                   SEVEN ATTN DAVID TEN BROECK 200 HOPMEADOW ST
                                   WEATOGUE CT 06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   ING LIFE INSURANCE & ANNUITY CO CENTRAL           Initial Class   10,184,724.4940       9.01
                                   VALUATION TN41 151 FARMINGTON AVE RTAN HARTFORD
                                   CT 06156-0001
------------------------------------------------------------------------------------------------------------------------------------
                                   LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LFIE MUT  Service Class    8,414,995.7780      27.76
                                   FD ADMN AREA 6H-02 1300 S CLINTON ST FORT WAYNE
                                   IN 46802-3518
------------------------------------------------------------------------------------------------------------------------------------
                                   OHIO NATIONAL LIFE INSURANCE CO FBO SEPARATE      Service Class    3,838,564.9010      12.66
                                   ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH
                                   45242-5851
------------------------------------------------------------------------------------------------------------------------------------
                                   PROTECTIVE VARIABLE ANNUITY PO BOX 2606           Initial Class    6,285,503.1860       5.56
                                   BIRMINGHAM AL 35202-2606
------------------------------------------------------------------------------------------------------------------------------------
                                   TRANSAMERICA LIFE INSURANCE CO 4333 EDGEWOOD RD   Service Class    3,542,691.7350      11.69
                                   NE ATTN: FMG ACCOUNTING MS 4410 CEDAR RAPIDS IA
                                   52499-0001
------------------------------------------------------------------------------------------------------------------------------------
MFS UTILITIES SERIES               AMERITAS LIFE INSURANCE COMPANY SEPARATE ACCOUNT  Initial Class    2,166,523.7630      12.27
                                   VA-2 (ANNUITY) ATTN GIANG NGUYEN 5900 O ST
                                   LINCOLN NE 68510-2252
------------------------------------------------------------------------------------------------------------------------------------
                                   GE LIFE ANNUITY ASSURANCE COMPANY ATTN VARIABLE   Service Class    2,020,209.9290       17.7
                                   ACCOUNTING 6610 W BROAD ST RICHMOND VA
                                   23230-1702
------------------------------------------------------------------------------------------------------------------------------------
                                   IDS LIFE INSURANCE COMPANY RAVA SELECT 4UT 222    Service Class    3,271,487.2620      28.66
                                   AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0002
------------------------------------------------------------------------------------------------------------------------------------
                                   JEFFERSON PILOT FINANCIAL INS CO JPF SEPARATE     Initial Class    1,268,028.2570       7.18
                                   ACCT A ATTN T MCCARTHY 1S 03 1 GRANITE PL
                                   CONCORD NH 03301-3258
------------------------------------------------------------------------------------------------------------------------------------
                                   KANSAS CITY LIFE INSURANCE COMPANY VARIABLE       Initial Class    1,019,285.9850       5.77
                                   ANNUITY ATTN MARTY RENZELMAN PO BOX 419139
                                   KANSAS CITY MO 64141-6139
------------------------------------------------------------------------------------------------------------------------------------
                                   LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LFIE MUT  Initial Class    7,191,336.2940      40.74
                                   FD ADMN AREA 6H-02 1300 S CLINTON ST FORT WAYNE
                                   IN 46802-3518
------------------------------------------------------------------------------------------------------------------------------------
                                   LINCOLN LIFE ACCOUNT M, LVUL-DB LINCOLN LFIE MUT  Service Class    2,140,258.2000      18.75
                                   FD ADMN AREA 6H-02 1300 S CLINTON ST FORT WAYNE
                                   IN 46802-3518
------------------------------------------------------------------------------------------------------------------------------------
                                   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION   Service Class    2,535,660.5210      22.22
                                   (NYLIAC) ATTN ASHESH UPADHYAY 169 LACKAWANNA AVE
                                   PARSIPPANY NJ 07054-1007
------------------------------------------------------------------------------------------------------------------------------------
MFS VALUE SERIES                   HARTFORD LIFE & ANNUITY SEPARATE ACCOUNT ATTN     Initial Class    4,103,375.6750      58.52
                                   DAVID TEN BROECK 200 HOPMEADOW ST SIMSBURY CT
                                   06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT ATTN  Initial Class    1,137,480.9390      16.22
                                   DAVID TEN BROECK 200 HOPMEADOW ST SIMSBURY CT
                                   06089-9793
------------------------------------------------------------------------------------------------------------------------------------
                                   LINCOLN BENEFIT LIFE VARIABLE LIFE NEBRASKA       Service Class      153,344.3760       5.14
                                   SERVICE CENTER 2940 SOUTH 84TH STREET LINCOLN NE
                                   68506-4142
------------------------------------------------------------------------------------------------------------------------------------
                                   MINNESOTA LIFE 400 ROBERT ST N # A6-5216 SAINT    Service Class      724,938.7020       24.3
                                   PAUL MN 55101-2015
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE INSURANCE CO NWVA7 c/o IPO PORTFOLIO   Service Class      633,206.9500      21.23
                                   c/o IPO PORTFOLIO
                                   ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE INSURANCE COMPANY NWVA9                Service Class      317,268.7040      10.64
                                   c/o IPO PORTFOLIO ACCOUNTING PO BOX 182029
                                   COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------------------------------------------------
                                   NATIONWIDE INSURANCE CO NWVAII                    Service Class    1,074,587.3700      36.02
                                   c/o IPO PORTFOLIO ACCOUNTING PO BOX 182029
                                   COLUMBUS OH 43218-2029
------------------------------------------------------------------------------------------------------------------------------------
                                   PRUDENTIAL TOLI ALABAMA POWER 290 W MOUNT         Initial Class    1,132,399.9760      16.15
                                   PLEASANT AVE LIVINGSTON NJ 07039-2729
------------------------------------------------------------------------------------------------------------------------------------

M F S(SM)
INVESTMENT MANAGEMENT(R)
                                                              VIT-PRX-2/05

SERIES NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

THE UNDERSIGNED, REVOKING PREVIOUS VOTING INSTRUCTIONS, HEREBY INSTRUCTS THE ABOVE-REFERENCED INSURANCE COMPANY (THE "COMPANY"), TO VOTE ALL SHARES OF THE ABOVE-REFERENCED SERIES (THE "SERIES") IN WHICH THE UNDERSIGNED HAS AN INTEREST AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE SERIES, TO BE HELD MARCH 23, 2005 AND AT ANY ADJOURNMENTS OF THE MEETING. THE COMPANY IS HEREBY INSTRUCTED TO VOTE ON THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT AS SPECIFIED ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION CARD. RECEIPT OF THE SERIES' NOTICE OF THE SPECIAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Date: _______________________, 2005

-----------------------------------------------
Signature of Contractholder   (SIGN IN THE BOX)

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR VOTING INSTRUCTION CARD. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

MFS VIC (sc)

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES OF THE SERIES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ITEM.

ITEM 1. To elect Trustees

Nominees:
(01) Lawrence H. Cohn, M.D.
(02) David H. Gunning
(03) William R. Gutow
(04) Michael Hegarty
(05) J. Atwood Ives
(06) Amy B. Lane
(07) Robert J. Manning
(08) Lawrence T. Perera
(09) Robert C. Pozen
(10) J. Dale Sherratt
(11) Laurie J. Thomsen

FOR all nominees listed               WITHHOLD authority to
(except as marked to the              vote for all nominees
contrary at left)

        0                                      0

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MFS VIC (sc)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 23, 2005

FUND NAME PRINTS HERE

The undersigned hereby appoints James R. Bordewick, Jr., Jeffrey N. Carp, James
F. DesMarais, Richard M. Hisey and Brian T. Hourihan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Series, on Wednesday, March 23, 2005 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Series that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

Date ________________________, 2005

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------
Signature (PLEASE SIGN WITHIN BOX)

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

MFS Proxy Card (sc)

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR THE ITEM.

ITEM 1. To elect Trustees
Nominees:
(01) Lawrence H. Cohn, M.D.
(02) David H. Gunning
(03) William R. Gutow
(04) Michael Hegarty
(05) J. Atwood Ives
(06) Amy B. Lane
(07) Robert J. Manning
(08) Lawrence T. Perera
(09) Robert C. Pozen
(10) J. Dale Sherratt
(11) Laurie J. Thomsen

FOR all nominees listed               WITHHOLD authority to
(except as marked to the              vote for all nominees
contrary at left)
        0                                      0

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MFS Proxy Card (sc)